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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 7, 2003


                        Commission file number: 001-14171

                                    C2, INC.
             (Exact name of registrant as specified in its charter)


        Wisconsin                                             39-1915787
      ------------                                            -----------
(State or other jurisdiction                               (I.R.S. Employer
        of incorporation)                                  Identification No.)


700 N. Water Street, Suite 1200, Milwaukee, Wisconsin            53202
-----------------------------------------------------         -----------
        (Address of principal executive office)                (Zip Code)


Registrant's telephone number, including area code  (414) 291-9000
                                                   -----------------


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ITEM 5.    OTHER EVENTS.

           Effective December 31, 2002 C2, Inc. acquired the 29.4 percent minority interest in Zero Zone, Inc. that it did not previously own. Zero Zone is now a wholly-owned subsidiary of C2, Inc. Pursuant to an Exchange Agreement, C2, Inc. issued 190,000 shares of common stock to the minority interest holders, all of whom are current members of Zero Zone's management team. The share exchange was based on the recent 20-day average trading price of C2's shares valuing the transaction at approximately $2,500,000. The shares issued have not been registered under the Securities Act of 1933.


ITEM 7.    MANAGEMENT'S EXHIBITS.

           Exhibits.

           Exhibit No.                Exhibit
           -----------                -------
                10.6                  C2, Press Release dated January 7, 2003





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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            C2, INC.

Date:      January 9, 2003                  By:   /s/  WILLIAM T. DONOVAN
                                                  ----------------------

                                            William T. Donovan
                                            President & Chief Executive Officer


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                                  EXHIBIT INDEX


     Exhibit No.           Exhibit
     -----------           -------
       10.6                C2, Inc. Press Release dated January 7, 2003